Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Line Items]
Subsequent Events

Note 19 — Subsequent Events

October 2023 Offerings

On October 18, 2023, the Company entered into a marketed offering relating to the issuance and sale of 7,142,857 shares of its common stock. The offering price for the shares was $0.14 per share of common stock. The closing of the offering occurred on October 20, 2023. The aggregate gross proceeds from the market offering was approximately $1.0 million. Aegis Capital Corp acted as the underwriting agent of offering and received underwriting discounts and commissions of $70,000 of the gross proceeds. In addition, the Company granted Aegis Capital Corp. a 45-day option to purchase up to 1,071,429 of additional shares of common stock, less underwriting discounts and commissions solely to cover over-allotments. On October 20, 2023, Aegis exercised the option to purchase over-allotments shares of 797,243 at offering price of $0.14 per share. The aggregate gross proceeds from the exercise of over-allotments shares was approximately $0.1 million. Aegis Capital Corp received underwriting discounts and commissions of $7,813 of the gross proceeds.

On October 25, 2023, the Company entered into a definitive agreement with a single institutional investor for the purchase and sale of 13,772,940 shares of common stock and pre-funded warrants to acquire shares of common stock in a registered direct offering. The purchase price of each share was $0.15 per share. The purchase price for the pre-funded warrants is equivalent to the purchase price for the shares, less the exercise price of $0.0001. The aggregate gross proceeds to the Company was approximately $2.1 million. The transaction closed on October 27, 2023, and was subject to the satisfaction of customary closing conditions.

Termination of 2023 ATM Offering Program

On October 16, 2023, the Company and the Agent agreed to terminate the ATM Agreement, dated January 31, 2023 between the Company and the Agent, effective immediately.

Note 19 — Subsequent Events

January 2023 ATM Offering Program

On January 31, 2023, the Company entered into an At the Market Offering Agreement (the “ATM Agreement”) with Craig-Hallum Capital Group LLC (“Craig-Hallum”), as the sales agent (the “Agent”), pursuant to which the Company may offer and sell, from time to time through the Agent, shares of its common stock (the “Shares”), having an aggregate offering price of up to $25,000,000. The Company will pay the Agent a commission of 3.0% of the aggregate gross sales prices of the Shares. The Company reimbursed the Agent for fees and disbursements of its legal counsel in the amount of $50,000. In January and February 2023, we sold 78,638 shares of common stock pursuant to the ATM Agreement at an average price of $1.79 per share for aggregate net proceeds of approximately $0.1 million.

February 2023 Registered Direct Offering

On February 17, 2023, the Company entered into a subscription agreement (the “Subscription Agreement”) with a certain institutional and accredited investor, relating to the issuance and sale of 543,478 shares of common stock in a registered direct offering (the “February 2023 Offering”). The offering price for the shares was $0.92 per share of common stock. The closing of the February 2023 Offering occurred on February 21, 2023. The aggregate gross proceeds from the February 2023 Offering was approximately $0.5 million. Chardan Capital Markets LLC acted as the placement agent for the February 2023 Offering and received a sales commission of 3.0% of the gross proceeds.

Sale of Switch Investment

On March 30, 2022, the Company sold its investment interest in Switch for $1.3 million. The company had invested $1.0 million in Switch for an advanced subscription agreement dated June 6, 2022. See Note 6 for further details.